MUTUAL FUND SERIES TRUST

Catalyst Absolute Total Return Fund

(“the Fund”)

Class A: ATRAX Class C: ATRCX Class I: ATRFX

May 8, 2015

The information in this Supplement amends certain information contained in the currently effective Prospectus, Summary Prospectus and SAI for the Fund (the “Fund”), each dated November 1, 2014.

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Effective May 5, 2015, ATR Advisors LLC (“ATR Advisors”) no longer serves as the sub-advisor of the Fund. In addition, Shawn Blau and William Kennedy are no longer Portfolio Managers of the Fund and David Miller, Senior Portfolio Manager of Catalyst Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), serves as the Portfolio Manager of the Fund. Please refer to the section of the Fund’s prospectus entitled “Management of the Funds – Portfolio Managers” for information regarding Mr. Miller’s business experience. The Fund will continue to be managed according to the investment objective and strategy set forth in the Fund’s current Prospectus.

All references to ATR Advisors and Messrs. Blau and Kennedy are hereby deleted in their entirety.

Based on the recommendation of the Advisor, the following changes will take place on or about July 7, 2015:

1)	The Fund’s name will be changed to the Catalyst Intelligent Alternative Fund; and

2)     the Fund’s investment objective will be changed to the following:

“The Fund's objective is capital appreciation with low correlation to the U.S. equity market with a secondary objective of capital preservation.”

In addition, there will be material changes to the investment strategy and risks. The Fund’s new name and revised investment objective, strategies and risks will be set forth in a new prospectus, summary prospectus and SAI dated on or about July 7, 2015.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.